SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 1, 2011

Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 539-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Harris Interactive Inc. (the “Company”) was held on November 1, 2011. The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the results of each matter. For more information about these proposals, please refer to the Company’s Proxy Statement dated September 30, 2011 filed with the Securities and Exchange Commission.

Proposal No. 1

The stockholders elected the following person as a director for a term of three years, or until his successor is duly elected and qualified.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Steven L. Fingerhood	28,331,487	407,374	12,432,909

Proposal No. 2

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 with 40,573,712 affirmative votes, 261,930 votes against, 336,128 votes abstaining, and 0 broker non-votes.

Proposal No. 3

The stockholders approved a 500,000 share increase in shares available for issuance under the Company’s Employee Stock Purchase Plan with 28,113,578 affirmative votes, 576,057 votes against, 49,226 votes abstaining, and 12,432,909 broker non-votes.

Section 8 — Other Events

Item 8.01. Other Information.

Non-Employee Director Compensation

On November 1, 2011, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved non-employee director compensation for the annual period commencing after the Annual Meeting.

Each non-employee director (other than Howard L. Shecter, Chairman of the Board and the Nominating & Governance Committee) will receive an annual cash retainer of $35,000, and the Lead Director, Chairman of the Audit Committee, and Chairman of the Compensation Committee will receive supplemental annual cash compensation of $5,000, $3,000 and $3,000, respectively.

Each non-employee director (other than Mr. Shecter) will receive 25,000 shares of restricted stock, and the Lead Director, Chairman of the Audit Committee, and Chairman of the Compensation Committee will each receive a supplemental grant of 3,500 shares of restricted stock. Vesting terms for the restricted stock grants will remain unchanged from those disclosed in the Company’s Proxy Statement, filed with the Securities and Exchange Commission (“SEC”) on Form DEF14A on September 30, 2011, and incorporated herein by reference. The form of agreement of restricted stock for non-employee directors can be found in Exhibit 10.1.24 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, filed with the SEC on September 13, 2008, and incorporated herein by reference.

Mr. Shecter’s non-employee director compensation for fiscal 2012 was disclosed in the Current Report on Form 8-K filed by the Company with the SEC on July 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.

(Registrant)

By:	/s/ Eric W. Narowski
Name:	Eric W. Narowski
Title:	Interim Chief Financial Officer
(Principal Financial Officer)

Dated: November 7, 2011